Exhibit 4.1

Execution Version

ADOBE INC.

Officer’s Certificate

February 3, 2020

Reference is made to the Indenture dated as of January 25, 2010 (the “Indenture”) by and between Adobe Inc. (the “Issuer”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The Trustee is the trustee for any and all securities issued under the Indenture. Pursuant to Section 2.01 and Section 2.03 of the Indenture the undersigned officer does hereby certify, in connection with the issuance of $500,000,000 aggregate principal amount of 1.700% Notes due 2023 (the “2023 Notes”), $500,000,000 aggregate principal amount of 1.900% Notes due 2025 (the “2025 Notes”), $850,000,000 aggregate principal amount of 2.150% Notes due 2027 (the “2027 Notes”) and $1,300,000,000 aggregate principal amount of 2.300% Notes due 2030 (the “2030 Notes” and, together with the 2023 Notes, the 2025 Notes and the 2027 Notes, the “Notes”), that the terms of the Notes are as follows:

Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Indenture.

2023 Notes

Title:	1.700% Notes due 2023

Issuer:	Adobe Inc.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	Wells Fargo Bank, National Association

Aggregate Principal Amount at Maturity:	$500,000,000

Principal Payment Date:	February 1, 2023

Interest:	1.700% per annum

Date from which Interest will Accrue:	February 3, 2020

Interest Payment Dates:	February 1 and August 1, commencing on August 1, 2020

Redemption:	Prior to the maturity date of the 2023 Notes, the Issuer may at its option redeem the 2023 Notes at any time in whole or from time to time in part, on at least 10 days, but not more than 60 days, prior notice mailed or sent to each holder of such 2023 Notes, at a redemption price, calculated by the Issuer, equal to the greater of:

(i) 100% of the principal amount of the 2023 Notes being redeemed; and

(ii)       the sum of the present values of the remaining scheduled payments of principal and interest on the 2023 Notes to be redeemed, exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate (as defined in the 2023 Notes) plus 5 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

Change of Control Triggering Event:	Upon the occurrence of a Change of Control Triggering Event (as defined in the form of 2023 Notes attached hereto as Exhibit A), unless the Issuer has exercised its right to redeem the 2023 Notes as described above, the Issuer will be required to make an offer to purchase the 2023 Notes at a price equal to 101% of their principal amount plus accrued and unpaid interest, if any, to, but excluding, the date of purchase.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and multiples of $1,000 thereafter

Miscellaneous:	The terms of the 2023 Notes shall include such other terms as are set forth in the form of 2023 Notes attached hereto as Exhibit A and in the Indenture.

2025 Notes

Title:	1.900% Notes due 2025

Issuer:	Adobe Inc.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	Wells Fargo Bank, National Association

Aggregate Principal Amount at Maturity:	$500,000,000

Principal Payment Date:	February 1, 2025

Interest:	1.900% per annum

Date from which Interest will Accrue:	February 3, 2020

Interest Payment Dates:	February 1 and August 1, commencing on August 1, 2020

Redemption:	Prior to January 1, 2025, the Issuer may at its option redeem the 2025 Notes at any time in whole or from time to time in part, on at least 10 days, but not more than 60 days, prior notice mailed or sent to each holder of such 2025 Notes, at a redemption price, calculated by the Issuer, equal to the greater of:

(i) 100% of the principal amount of the 2025 Notes being redeemed; and

(ii)       the sum of the present values of the remaining scheduled payments of principal and interest on the 2025 Notes to be redeemed (assuming that such notes matured on January 1, 2025), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate (as defined in the 2025 Notes) plus 7.5 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after January 1, 2025, the Issuer may at its option redeem the 2025 Notes, at any time in whole or from time to time in part, at a redemption price equal to 100% of the principal amount of the 2025 Notes being redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

Change of Control Triggering Event:	Upon the occurrence of a Change of Control Triggering Event (as defined in the form of 2025 Notes attached hereto as Exhibit B), unless the Issuer has exercised its right to redeem the 2025 Notes as described above, the Issuer will be required to make an offer to purchase the 2025 Notes at a price equal to 101% of their principal amount plus accrued and unpaid interest, if any, to, but excluding, the date of purchase.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and multiples of $1,000 thereafter

Miscellaneous:	The terms of the 2025 Notes shall include such other terms as are set forth in the form of 2025 Notes attached hereto as Exhibit B and in the Indenture.

2027 Notes

Title:	2.150% Notes due 2027

Issuer:	Adobe Inc.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	Wells Fargo Bank, National Association

Aggregate Principal Amount at Maturity:	$850,000,000

Principal Payment Date:	February 1, 2027

Interest:	2.150% per annum

Date from which Interest will Accrue:	February 3, 2020

Interest Payment Dates:	February 1 and August 1, commencing on August 1, 2020

Redemption:	Prior to December 1, 2026, the Issuer may at its option redeem the 2027 Notes at any time in whole or from time to time in part, on at least 10 days, but not more than 60 days, prior notice mailed or sent to each holder of such 2027 Notes, at a redemption price, calculated by the Issuer, equal to the greater of:

(i) 100% of the principal amount of the 2027 Notes being redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2027 Notes to be redeemed (assuming that such notes matured on December 1, 2026), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate (as defined in the 2027 Notes) plus 10 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after December 1, 2026, the Issuer may at its option redeem the 2027 Notes, at any time in whole or from time to time in part, at a redemption price equal to 100% of the principal amount of the 2027 Notes being redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

Change of Control Triggering Event:	Upon the occurrence of a Change of Control Triggering Event (as defined in the form of 2027 Notes attached hereto as Exhibit C), unless the Issuer has exercised its right to redeem the 2027 Notes as described above, the Issuer will be required to make an offer to purchase the 2027 Notes at a price equal to 101% of their principal amount plus accrued and unpaid interest, if any, to, but excluding, the date of purchase.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and multiples of $1,000 thereafter

Miscellaneous:	The terms of the 2027 Notes shall include such other terms as are set forth in the form of 2027 Notes attached hereto as Exhibit C and in the Indenture.

2030 Notes

Title:	2.300% Notes due 2030

Issuer:	Adobe Inc.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	Wells Fargo Bank, National Association

Aggregate Principal Amount at Maturity:	$1,300,000,000

Principal Payment Date:	February 1, 2030

Interest:	2.300% per annum

Date from which Interest will Accrue:	February 3, 2020

Interest Payment Dates:	February 1 and August 1, commencing on August 1, 2020

Redemption:	Prior to November 1, 2029, the Issuer may at its option redeem the 2030 Notes at any time in whole or from time to time in part, on at least 10 days, but not more than 60 days, prior notice mailed or sent to each holder of such 2030 Notes, at a redemption price, calculated by the Issuer, equal to the greater of:

(i) 100% of the principal amount of the 2030 Notes being redeemed; and

(ii)       the sum of the present values of the remaining scheduled payments of principal and interest on the 2030 Notes to be redeemed (assuming that such notes matured on November 1, 2029), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate (as defined in the 2030 Notes) plus 10 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after November 1, 2029, the Issuer may at its option redeem the 2030 Notes, at any time in whole or from time to time in part, at a redemption price equal to 100% of the principal amount of the 2030 Notes being redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

Change of Control Triggering Event:	Upon the occurrence of a Change of Control Triggering Event (as defined in the form of 2030 Notes attached hereto as Exhibit D), unless the Issuer has exercised its right to redeem the 2030 Notes as described above, the Issuer will be required to make an offer to purchase the 2030 Notes at a price equal to 101% of their principal amount plus accrued and unpaid interest, if any, to, but excluding, the date of purchase.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and multiples of $1,000 thereafter

Miscellaneous:	The terms of the 2030 Notes shall include such other terms as are set forth in the form of 2030 Notes attached hereto as Exhibit D and in the Indenture.

Solely with respect to the Notes, Section 3.06 of the Indenture shall be amended and restated as follows:

“Section 3.06. Limitation on Liens. (a) With respect to each series of Notes, the Issuer will not create or incur any Lien on any of its Principal Properties, whether now owned or hereafter acquired, in order to secure any of its Indebtedness, without effectively providing that such series of Notes shall be equally and ratably secured until such time as such Indebtedness is no longer secured by such Lien, except:

(1)	Liens existing as of the closing date of the offering of the Notes;

(2)	Liens granted after the closing date of the offering of the Notes, created in favor of the holders of the Notes or other series of notes under the Indenture;

(3)	Liens securing the Issuer’s Indebtedness which are incurred to extend, renew or refinance Indebtedness which is secured by Liens permitted to be incurred under the Indenture (including Permitted Liens) so long as such Liens are limited to all or part of substantially the same Principal Property which secured the Liens extended, renewed or replaced and the amount of Indebtedness secured is not increased (other than by the amount equal to any costs and expenses (including any premiums, fees or penalties) incurred in connection with any extension, renewal or refinancing); and

(4)	Permitted Liens.

(b)       Notwithstanding the foregoing, the Issuer may, without securing any series of Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto, Aggregate Debt does not exceed the greater of (i) 15% of Consolidated Net Worth calculated as of the date of the creation or incurrence of the Lien and (ii) 15% of Consolidated Net Worth calculated as of the date of issuance of the Notes.”

Solely with respect to the Notes, Section 3.07 of the Indenture shall be amended and restated as follows:

“Section 3.07. Limitation on Sale and Lease-Back Transactions. (a) With respect to each series of Notes, the Issuer will not enter into any sale and lease-back transaction for the sale and leasing back of any Principal Property, whether now owned or hereafter acquired, unless:

(1)	such transaction was entered into prior to the issuance of the Notes;

(2)	such transaction was for the sale and leasing back to the Issuer or any of its Subsidiaries of any Principal Property by the Issuer or one of its Subsidiaries;

(3)	such transaction involves a lease for less than three years;

(4)	the Issuer would be entitled to incur Indebtedness secured by a mortgage on the Principal Property to be leased in an amount equal to the Attributable Liens with respect to such sale and lease-back transaction without equally and ratably securing such series of Notes pursuant to clause (a) of Section 3.06 above; or

(5)	the Issuer applies an amount equal to the fair value of the Principal Property sold to the purchase of Property or to the retirement of its long-term Indebtedness within 365 days of the effective date of any such sale and lease-back transaction. In lieu of applying such amount to such retirement, the Issuer may deliver debt securities to the Trustee under the applicable indenture therefor for cancellation, such debt securities to be credited at the cost thereof to the Issuer.

(b)        Notwithstanding the foregoing, the Issuer may enter into any sale and lease-back transaction which would otherwise be subject to the foregoing restrictions if after giving effect thereto and at the time of determination, Aggregate Debt does not exceed the greater of (i) 15% of Consolidated Net Worth calculated as of the closing date of the sale and lease-back transaction and (ii) 15% of Consolidated Net Worth calculated as of the date of issuance of the Notes.”

Solely with respect to the Notes, the first paragraph of Section 4.01 of the Indenture shall be amended and restated as follows:

“Section 4.01. Event of Default; Acceleration of Maturity; Waiver of Default.

An “Event of Default” under each series of Notes means the occurrence of one or more of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1)	default in the payment of any installment of interest upon the Notes of the applicable series as and when the same shall become due and payable, and continuance of such default for a period of 30 days or more;

(2)	default in the payment of the principal, or premium, or sinking fund installment, if any, on the Notes of the applicable series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise;

(3)	default in the performance, or breach, of any covenant in the officer's certificate or indenture governing the applicable series of Notes (other than defaults specified in clause (1) or (2) above), and continuance of such default or breach for a period of 90 days or more after the Issuer receives written notice from the Trustee or the Issuer and the Trustee receive notice from the Holders of at least 25% in aggregate principal amount of the Notes of the applicable series affected that is then outstanding (all such series voting together as a single class) thereby, specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder;

(4)	a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of its Property or ordering the winding up or liquidation of the affairs of the Issuer, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

(5)	the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of its Property, or make any general assignment for the benefit of creditors.”

Solely with respect to the Notes, Section 3.09 of the Indenture shall be amended and restated as follows:

“Section 3.09. Certain Definitions. As used in Sections 3.06 and 3.07 of the Indenture, the following terms have the meanings set forth below.

“Aggregate Debt” means the sum of the following as of the date of determination:

(1)	the aggregate principal amount of the Issuer’s Indebtedness incurred after the closing date of the offering and secured by Liens not permitted by clause (a) of Section 3.06; and

(2)	the Issuer’s Attributable Liens in respect of sale and lease-back transactions entered into after the closing date of the offering pursuant to clause (b) of Section 3.07.

“Attributable Liens” means in connection with a sale and lease-back transaction the lesser of:

(1)	the fair market value of the assets subject to such transaction (as determined in good faith by the Issuer’s Board of Directors); and

(2)	the present value (discounted at a rate per annum equal to the average interest borne by all Outstanding notes issued under the Indenture (which may include notes in addition to the series of notes currently outstanding under the Indenture and the Notes) determined on a weighted average basis and compounded semi-annually) of the obligations of the lessee for rental payments during the term of the related lease.

“Consolidated Net Worth” means, as of any date of determination, the Stockholders’ Equity of the Issuer and its Consolidated Subsidiaries on that date.

“Consolidated Subsidiary” means, as of any date of determination and with respect to any Person, any Subsidiary of that Person whose financial data is, in accordance with GAAP, reflected in that Person’s consolidated financial statements.

“Consolidated Total Assets” means, as of any date of determination, total assets as reflected on the most recent consolidated balance sheet available to the Issuer prepared in accordance with GAAP on that date.

“Finance Lease” means any Indebtedness represented by a lease obligation of a Person incurred with respect to real property or equipment acquired or leased by such Person and used in its business that is required to be recorded as a finance lease in accordance with GAAP.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Public Company Accounting Oversight Board (United States) and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect as of the date of determination.

“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:

(1)	interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements;

(2)	other agreements or arrangements designed to manage interest rates or interest rate risk;

(3)	other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices; and

(4)	other agreements or arrangements designed to protect such person against fluctuations in equity prices.

“Indebtedness” of any specified Person means, without duplication, any indebtedness, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements with respect thereto), except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness would appear as a liability upon an unconsolidated balance sheet of such Person (but does not include contingent liabilities which appear only in a footnote to a balance sheet).

“Lien” means any lien, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement).

“Non-recourse Obligation” means Indebtedness or other obligations substantially related to (1) the acquisition of assets not previously owned by the Issuer or any of its direct or indirect Subsidiaries or (2) the financing of a project involving the development or expansion of the properties of the Issuer or any of its direct or indirect Subsidiaries, as to which the obligee with respect to such Indebtedness or obligation has no recourse to the Issuer or any of its direct or indirect Subsidiaries or such Subsidiary’s assets other than the assets which were acquired with the proceeds of such transaction or the project financed with the proceeds of such transaction (and the proceeds thereof).

“Permitted Liens” means:

(1)	Liens on any of the Issuer’s assets, created solely to secure obligations incurred to finance the refurbishment, improvement or construction of such asset, which obligations are incurred no later than 18 months after completion of such refurbishment, improvement or construction, and all renewals, extensions, refinancings, replacements or refundings of such obligations;

(2)	(a) Liens given to secure the payment of the purchase price incurred in connection with the acquisition (including acquisition through merger or consolidation) of Property, including Finance Lease transactions in connection with any such acquisition, and (b) Liens existing on Property at the time of acquisition thereof or at the time of acquisition by the Issuer or any of its Subsidiaries, or merger with or acquisition of, any Person then owning such Property whether or not such existing Liens were given to secure the payment of the purchase price of the Property to which they attach; provided that, with respect to clause (a), the Liens shall be given within 18 months after such acquisition and shall attach solely to the Property acquired or purchased and any improvements then or thereafter placed thereon;

(3)	Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(4)	Liens for taxes not yet due or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the Issuer’s books as required by GAAP;

(5)	Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other Property relating to such letters of credit and the products and proceeds thereof;

(6)	Liens encumbering customary initial deposits and margin deposits and other Liens in the ordinary course of business, in each case securing Hedging Obligations and forward contracts, options, futures contracts, futures options, equity hedges or similar agreements or arrangements designed to protect the Issuer from fluctuations in interest rates, currencies, equities or the price of commodities;

(7)	Liens incurred to secure cash or investment management or custodial services in the ordinary course of business or on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(8)	Liens in favor of the Issuer;

(9)	inchoate Liens incident to construction or maintenance of real property, or Liens incident to construction or maintenance of real property, now or hereafter filed of record for sums not yet delinquent or being contested in good faith, if reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made therefor;

(10)	statutory Liens arising in the ordinary course of business with respect to obligations which are not delinquent by more than 90 days or are being contested in good faith, if reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made therefor;

(11)	Liens arising out of judgments or awards against the Issuer or its Subsidiaries with respect to which the Issuer or its Subsidiaries shall then be proceeding with an appeal or other proceedings for review and Liens arising solely by virtue of any statutory or common law provision relating to banker’s Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution;

(12)	Liens consisting of pledges or deposits to secure obligations or obtain any benefits under workers’ compensation laws and unemployment insurance, old age pensions, social security or similar matters or legislation, including Liens of judgments thereunder which are not currently dischargeable, or deposits in connection with obtaining or maintaining self-insurance;

(13)	Liens consisting of pledges or deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(14)	Liens consisting of deposits of Property to secure the Issuer’s statutory obligations in the ordinary course of its business;

(15)	Liens created in connection with a project financed with, and created to secure, a Non-recourse Obligation;

(16)	Liens on Property in favor of the United States of America or any state thereof, or in favor of any other country, or any department, agency, instrumentality or political subdivision thereof (including, without limitation, security interests to secure Indebtedness of the pollution control or industrial revenue type) in order to permit the Issuer or any of its Subsidiaries to perform a contract or to secure Indebtedness incurred for the purpose of financing all or any part of the purchase price for the cost of constructing or improving the Property subject to such security interests or which is required by law or regulation as a condition to the transaction of any business or the exercise of any privilege, franchise or license;

(17)	Liens incurred in connection with pollution control, industrial revenue or similar financings;

(18)	Liens on Property incurred in connection with any transaction permitted under Section 3.07 which shall not be in addition to any basket provided in the last paragraph of such covenant; and

(19)	Liens created in substitution of any Liens permitted by clauses (1) through (18) above, or pursuant to clauses (1) through (4) of clause (a) of Section 3.06 above; provided that, (a) based on a good faith determination of the Board of Directors of the Issuer, the Principal Property encumbered by such substitute or replacement Lien is substantially similar in nature to the Principal Property encumbered by the otherwise permitted Lien that is being replaced, and (b) the Indebtedness secured by such Lien at such time is not increased (other than by an amount equal to any related financing costs (including, but not limited to, the accrued interest, fees, penalties and premium, if any, on the Indebtedness being refinanced)).

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or any other entity, including any government or any agency or political subdivision thereof.

“Principal Property” means the land, improvements, buildings and fixtures that is real property located within the territorial limits of the United States (including its territories and possessions and Puerto Rico) owned or leased by the Issuer and having a net book value which, on the date of determination as to whether a Property is a Principal Property is being made, exceeds 1% of Consolidated Total Assets, other than its principal corporate offices or primary campuses (it being understood that as of the date of the issuance of the Notes, its campus located in San Jose, California comprises its principal corporate office and primary campus).

“Property” means any property or asset, whether real, personal or mixed, or tangible or intangible, including shares of capital stock.

“Stockholders’ Equity” means, as of any date of determination, stockholders’ equity as reflected on the most recent consolidated balance sheet available to the Issuer prepared in accordance with GAAP.

“Subsidiary” of any specified Person means any corporation, limited liability company, limited partnership, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such person or one or more of the other Subsidiaries of that person or a combination thereof.

Subject to the representations, warranties and covenants described in the Indenture, as amended or supplemented from time to time, the Issuer shall be entitled, subject to authorization by the Board of Directors of the Issuer and an Officer’s Certificate, to issue additional notes from time to time under each series of Notes issued hereby. Any such additional notes shall have identical terms as the applicable series of Notes issued on the issue date, other than with respect to the date of issuance, the issue price, the payment of interest accrued prior to the issue date of such additional notes and the first payment of interest following the issue date of such additional notes; provided that such additional notes are fungible with the applicable series of Notes for U.S. federal income tax purposes (together the “Additional Notes”). Any Additional Notes will be issued in accordance with Section 2.03 of the Indenture.

Such Officer has read and understands the provisions of the Indenture and the definitions relating thereto. The statements made in this Officer’s Certificate are based upon the examination of the provisions of the Indenture and upon the relevant books and records of the Issuer. In such Officer’s opinion, such Officer has made such examination or investigation as is necessary to enable such Officer to express an informed opinion as to whether or not the covenants and conditions of such Indenture relating to the issuance and authentication of the Notes have been complied with. In such Officer’s opinion, such covenants and conditions have been complied with.

IN WITNESS WHEREOF, the undersigned officer of the Issuer has duly executed this certificate as of the date first set forth above.

ADOBE INC.

By:	/s/ John Murphy
	Name:	John Murphy
	Title:	Executive Vice President and Chief Financial Officer

[Signature page to Officer’s Certificate pursuant to the Indenture]

EXHIBIT A

[FORM OF NOTES DUE 2023]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

ADOBE INC.

1.700% Notes due 2023

No. 1	CUSIP No.: 00724P AA7
ISIN No.: US00724PAA75

$[●],000,000

ADOBE INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [●] MILLION DOLLARS on February 1, 2023.

Interest Payment Dates: February 1 and August 1 (each, an “Interest Payment Date”), commencing on August 1, 2020.

Interest Record Dates: January 15 and July 15 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

ADOBE INC.

By:
	Name:	John Murphy
	Title:	Executive Vice President and Chief Financial Officer

[Seal of Adobe Inc.]

Attest:

By:
	Name:	[●]
	Title:	[●]

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: February 3, 2020

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

ADOBE INC.

1.700% Notes due 2023

1.                  Interest.

Adobe Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from February 3, 2020. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing August 1, 2020. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.                  Paying Agent.

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3.                  Indenture; Defined Terms.

This Note is one of the 1.700% Notes due 2023 (the “Notes”) issued under an indenture dated as of January 25, 2010 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to an Officer’s Certificate dated February 3, 2020, issued pursuant to Section 2.01 and Section 2.03 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.                  Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5.                  Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6.                  Redemption.

Prior to the maturity date of the Notes, the Issuer may at its option redeem any of the Notes at any time in whole or from time to time in part, each at a redemption price calculated by the Issuer equal to the greater of:

(i)            100% of the principal amount of the Notes to be redeemed; and

(ii)            the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed, exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate (as defined below) plus 5 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) BofA Securities, Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and a Primary Treasury Dealer (as defined below) selected by U.S. Bancorp Investments, Inc. (or their respective affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

Notice of any redemption will be mailed or sent at least 10 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by lot by the Depositary, in the case of Notes represented by a Global Note, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a Global Note.

7.                  Change of Control Triggering Event.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer shall have exercised its right to redeem the Notes as described above, the Issuer shall be required to make an offer to each Holder of Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that after giving effect to the purchase, any Notes that remain outstanding shall have a denomination of $2,000 and integral multiples of $1,000 above that amount.

Within 30 days following the date upon which the Change of Control Triggering Event has occurred or, at the Issuer’s option, prior to any Change of Control (as defined below), but after the public announcement of the transaction that constitutes or may constitute the Change of Control, except to the extent that the Issuer shall have exercised its right to redeem the Notes pursuant to Section 6 hereof, the Issuer shall mail or send a notice (a “Change of Control Offer”) to each Holder with a copy to the Trustee describing the transaction or transactions that constitute or may constitute a Change of Control Triggering Event and offering to purchase Notes on the date specified in the notice, which date will be no earlier than 30 days nor later than 60 days from the date such notice is mailed or sent (other than as may be required by law) (such date, the “Change of Control Payment Date”). The notice will, if mailed or sent prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date specified in the notice.

On the Change of Control Payment Date, the Issuer shall, to the extent lawful:

•	accept for payment all Notes or portions of the Notes properly tendered pursuant to the Change of Control Offer;
•	deposit with the paying agent prior to 10:00 a.m. New York City time an amount equal to the change of control payment in respect of all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; and
•	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an officer’s certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The Trustee shall promptly mail, or cause the paying agent to promptly mail, to each Holder of Notes so tendered the payment for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any.

The Issuer shall comply, to the extent applicable, with the requirements of Rule 14(e)-1 of the Exchange Act and any other securities laws or regulations in connection with the purchase of Notes pursuant to a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the terms described in the Notes, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations by virtue thereof.

Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Purchase Exercise Notice Upon a Change of Control Triggering Event” on the reverse of the Note completed, to the paying agent at the address specified in the notice, or transfer their Notes to the paying agent by book-entry transfer pursuant to the applicable procedures of DTC, prior to the close of business on the third business day prior to the Change of Control Payment Date.

The Issuer shall not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and such third party purchases all Notes properly tendered and not withdrawn under its offer.

In addition, the Issuer shall not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.

If Holders of not less than 95% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Issuer, or any third party making a Change of Control Offer in lieu of the Issuer, as described above, purchases all of the Notes validly tendered and not withdrawn by such Holders, the Issuer shall have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of Holders of record on a record date to receive interest on the relevant interest payment date).

For purposes of the Change of Control Offer provisions of the Notes, the following definitions are applicable:

“Change of Control” means the occurrence of any one of the following:

(a)               the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Issuer’s assets and the assets of the Issuer’s subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Issuer or one of its subsidiaries;

(b)               the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Issuer’s outstanding Voting Stock, measured by voting power rather than number of shares;

(c)               the Issuer consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Stock or the outstanding Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person immediately after giving effect to such transaction; or

(d)               the adoption of a plan relating to the Issuer’s liquidation or dissolution.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (a) the Issuer becomes a direct or indirect wholly owned subsidiary of a holding company and (b) immediately following that transaction, (1) the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Issuer’s Voting Stock immediately prior to that transaction or (2) no person or group is the beneficial owner, directly or indirectly, of more than a majority of the total voting power of the Voting Stock of the holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Event.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and the equivalent investment grade rating from any replacement Rating Agency or Agencies appointed by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Moody’s and S&P; provided, that if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available, the Issuer shall appoint a replacement for such Rating Agency that is a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

“Ratings Event” means the Notes cease to be rated Investment Grade by each of the Rating Agencies on any day during the period (the “Trigger Period”) commencing on the date 60 days prior to the first public announcement by the Issuer of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended for so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by either of the Rating Agencies).

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the Board of Directors of such person.

8.                  Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

9.                  Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

10.              Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

11.              CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

12.              Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                      agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

PURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL TRIGGERING EVENT

To: Adobe Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Adobe Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay, _______________ an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such purchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be purchased plus interest accrued to, but excluding, the purchase date, except as provided in the Indenture.

Dated:

Signature

Principal amount to be purchased

(a multiple of $1,000):

Remaining principal amount

following such purchase:

(zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory

EXHIBIT B

[FORM OF NOTES DUE 2025]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

ADOBE INC.

1.900% Notes due 2025

No. 1	CUSIP No.: 00724P AB5
ISIN No.: US00724PAB58

$[●],000,000

ADOBE INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [●] MILLION DOLLARS on February 1, 2025.

Interest Payment Dates: February 1 and August 1 (each, an “Interest Payment Date”), commencing on August 1, 2020.

Interest Record Dates: January 15 and July 15 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

ADOBE INC.

By:
	Name:	John Murphy
	Title:	Executive Vice President and Chief Financial Officer

[Seal of Adobe Inc.]

Attest:

By:
Name: [●]
Title: [●]

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: February 3, 2020
WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

ADOBE INC.

1.900% Notes due 2025

1.                  Interest.

Adobe Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from February 3, 2020. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing August 1, 2020. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.                  Paying Agent.

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3.                  Indenture; Defined Terms.

This Note is one of the 1.900% Notes due 2025 (the “Notes”) issued under an indenture dated as of January 25, 2010 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to an Officer’s Certificate dated February 3, 2020, issued pursuant to Section 2.01 and Section 2.03 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.                  Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5.                  Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6.                  Redemption.

Prior to January 1, 2025, the Issuer may at its option redeem any of the Notes at any time in whole or from time to time in part, each at a redemption price calculated by the Issuer equal to the greater of:

(i)            100% of the principal amount of the Notes to be redeemed; and

(ii)            the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (assuming that such Notes matured on January 1, 2025), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate (as defined below) plus 7.5 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after January 1, 2025, the Issuer may at its option redeem any of the Notes at any time in whole or from time to time in part, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, in each case, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, redemption date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming that the Notes matured on January 1, 2025) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes (assuming that the Notes matured on January 1, 2025).

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) BofA Securities, Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and a Primary Treasury Dealer (as defined below) selected by U.S. Bancorp Investments, Inc. (or their respective affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

Notice of any redemption will be mailed or sent at least 10 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by lot by the Depositary, in the case of Notes represented by a Global Note, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a Global Note.

7.                  Change of Control Triggering Event.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer shall have exercised its right to redeem the Notes as described above, the Issuer shall be required to make an offer to each Holder of Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that after giving effect to the purchase, any Notes that remain outstanding shall have a denomination of $2,000 and integral multiples of $1,000 above that amount.

Within 30 days following the date upon which the Change of Control Triggering Event has occurred or, at the Issuer’s option, prior to any Change of Control (as defined below), but after the public announcement of the transaction that constitutes or may constitute the Change of Control, except to the extent that the Issuer shall have exercised its right to redeem the Notes pursuant to Section 6 hereof, the Issuer shall mail or send a notice (a “Change of Control Offer”) to each Holder with a copy to the Trustee describing the transaction or transactions that constitute or may constitute a Change of Control Triggering Event and offering to purchase Notes on the date specified in the notice, which date will be no earlier than 30 days nor later than 60 days from the date such notice is mailed or sent (other than as may be required by law) (such date, the “Change of Control Payment Date”). The notice will, if mailed or sent prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date specified in the notice.

On the Change of Control Payment Date, the Issuer shall, to the extent lawful:

•	accept for payment all Notes or portions of the Notes properly tendered pursuant to the Change of Control Offer;

•	deposit with the paying agent prior to 10:00 a.m. New York City time an amount equal to the change of control payment in respect of all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; and

•	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an officer’s certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The Trustee shall promptly mail, or cause the paying agent to promptly mail, to each Holder of Notes so tendered the payment for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any.

The Issuer shall comply, to the extent applicable, with the requirements of Rule 14(e)-1 of the Exchange Act and any other securities laws or regulations in connection with the purchase of Notes pursuant to a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the terms described in the Notes, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations by virtue thereof.

Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Purchase Exercise Notice Upon a Change of Control Triggering Event” on the reverse of the Note completed, to the paying agent at the address specified in the notice, or transfer their Notes to the paying agent by book-entry transfer pursuant to the applicable procedures of DTC, prior to the close of business on the third business day prior to the Change of Control Payment Date.

The Issuer shall not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and such third party purchases all Notes properly tendered and not withdrawn under its offer.

In addition, the Issuer shall not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.

If Holders of not less than 95% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Issuer, or any third party making a Change of Control Offer in lieu of the Issuer, as described above, purchases all of the Notes validly tendered and not withdrawn by such Holders, the Issuer shall have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of Holders of record on a record date to receive interest on the relevant interest payment date).

For purposes of the Change of Control Offer provisions of the Notes, the following definitions are applicable:

“Change of Control” means the occurrence of any one of the following:

(a)               the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Issuer’s assets and the assets of the Issuer’s subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Issuer or one of its subsidiaries;

(b)               the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Issuer’s outstanding Voting Stock, measured by voting power rather than number of shares;

(c)               the Issuer consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Stock or the outstanding Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person immediately after giving effect to such transaction; or

(d)               the adoption of a plan relating to the Issuer’s liquidation or dissolution.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (a) the Issuer becomes a direct or indirect wholly owned subsidiary of a holding company and (b) immediately following that transaction, (1) the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Issuer’s Voting Stock immediately prior to that transaction or (2) no person or group is the beneficial owner, directly or indirectly, of more than a majority of the total voting power of the Voting Stock of the holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Event.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and the equivalent investment grade rating from any replacement Rating Agency or Agencies appointed by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Moody’s and S&P; provided, that if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available, the Issuer shall appoint a replacement for such Rating Agency that is a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

“Ratings Event” means the Notes cease to be rated Investment Grade by each of the Rating Agencies on any day during the period (the “Trigger Period”) commencing on the date 60 days prior to the first public announcement by the Issuer of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended for so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by either of the Rating Agencies).

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the Board of Directors of such person.

8.                  Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

9.                  Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

10.                Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

11.                CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

12.                Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                      agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

PURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL TRIGGERING EVENT

To: Adobe Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Adobe Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay, _______________ an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such purchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be purchased plus interest accrued to, but excluding, the purchase date, except as provided in the Indenture.

Dated:

Signature

Principal amount to be purchased
(a multiple of $1,000):

    Remaining principal amount

following such purchase:
(zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory

EXHIBIT C

[FORM OF NOTES DUE 2027]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

ADOBE INC.

2.150% Notes due 2027

No. 1	CUSIP No.: 00724P AC3
ISIN No.: US00724PAC32

$[●],000,000

ADOBE INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [●] MILLION DOLLARS on February 1, 2027.

Interest Payment Dates: February 1 and August 1 (each, an “Interest Payment Date”), commencing on August 1, 2020.

Interest Record Dates: January 15 and July 15 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

ADOBE INC.

By:
	Name:	John Murphy
	Title:	Executive Vice President and Chief Financial Officer

[Seal of Adobe Inc.]

Attest:

By:
Name: [●]
Title: [●]

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: February 3, 2020

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

ADOBE INC.

2.150% Notes due 2027

1.                  Interest.

Adobe Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from February 3, 2020. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing August 1, 2020. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.                  Paying Agent.

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3.                  Indenture; Defined Terms.

This Note is one of the 2.150% Notes due 2027 (the “Notes”) issued under an indenture dated as of January 25, 2010 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to an Officer’s Certificate dated February 3, 2020, issued pursuant to Section 2.01 and Section 2.03 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.                  Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5.                  Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6.                  Redemption.

Prior to December 1, 2026, the Issuer may at its option redeem any of the Notes at any time in whole or from time to time in part, each at a redemption price calculated by the Issuer equal to the greater of:

(i)            100% of the principal amount of the Notes to be redeemed; and

(ii)            the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (assuming that such Notes matured on December 1, 2026), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate (as defined below) plus 10 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after December 1, 2026, the Issuer may at its option redeem any of the Notes at any time in whole or from time to time in part, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, in each case, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, redemption date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming that the Notes matured on December 1, 2026) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes (assuming that the Notes matured on December 1, 2026).

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) BofA Securities, Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and a Primary Treasury Dealer (as defined below) selected by U.S. Bancorp Investments, Inc. (or their respective affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

Notice of any redemption will be mailed or sent at least 10 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by lot by the Depositary, in the case of Notes represented by a Global Note, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a Global Note.

7.                  Change of Control Triggering Event.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer shall have exercised its right to redeem the Notes as described above, the Issuer shall be required to make an offer to each Holder of Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that after giving effect to the purchase, any Notes that remain outstanding shall have a denomination of $2,000 and integral multiples of $1,000 above that amount.

Within 30 days following the date upon which the Change of Control Triggering Event has occurred or, at the Issuer’s option, prior to any Change of Control (as defined below), but after the public announcement of the transaction that constitutes or may constitute the Change of Control, except to the extent that the Issuer shall have exercised its right to redeem the Notes pursuant to Section 6 hereof, the Issuer shall mail or send a notice (a “Change of Control Offer”) to each Holder with a copy to the Trustee describing the transaction or transactions that constitute or may constitute a Change of Control Triggering Event and offering to purchase Notes on the date specified in the notice, which date will be no earlier than 30 days nor later than 60 days from the date such notice is mailed or sent (other than as may be required by law) (such date, the “Change of Control Payment Date”). The notice will, if mailed or sent prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date specified in the notice.

On the Change of Control Payment Date, the Issuer shall, to the extent lawful:

•	accept for payment all Notes or portions of the Notes properly tendered pursuant to the Change of Control Offer;

•	deposit with the paying agent prior to 10:00 a.m. New York City time an amount equal to the change of control payment in respect of all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; and

•	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an officer’s certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The Trustee shall promptly mail, or cause the paying agent to promptly mail, to each Holder of Notes so tendered the payment for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any.

The Issuer shall comply, to the extent applicable, with the requirements of Rule 14(e)-1 of the Exchange Act and any other securities laws or regulations in connection with the purchase of Notes pursuant to a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the terms described in the Notes, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations by virtue thereof.

Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Purchase Exercise Notice Upon a Change of Control Triggering Event” on the reverse of the Note completed, to the paying agent at the address specified in the notice, or transfer their Notes to the paying agent by book-entry transfer pursuant to the applicable procedures of DTC, prior to the close of business on the third business day prior to the Change of Control Payment Date.

The Issuer shall not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and such third party purchases all Notes properly tendered and not withdrawn under its offer.

In addition, the Issuer shall not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.

If Holders of not less than 95% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Issuer, or any third party making a Change of Control Offer in lieu of the Issuer, as described above, purchases all of the Notes validly tendered and not withdrawn by such Holders, the Issuer shall have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of Holders of record on a record date to receive interest on the relevant interest payment date).

For purposes of the Change of Control Offer provisions of the Notes, the following definitions are applicable:

“Change of Control” means the occurrence of any one of the following:

(a)               the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Issuer’s assets and the assets of the Issuer’s subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Issuer or one of its subsidiaries;

(b)               the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Issuer’s outstanding Voting Stock, measured by voting power rather than number of shares;

(c)               the Issuer consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Stock or the outstanding Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person immediately after giving effect to such transaction; or

(d)               the adoption of a plan relating to the Issuer’s liquidation or dissolution.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (a) the Issuer becomes a direct or indirect wholly owned subsidiary of a holding company and (b) immediately following that transaction, (1) the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Issuer’s Voting Stock immediately prior to that transaction or (2) no person or group is the beneficial owner, directly or indirectly, of more than a majority of the total voting power of the Voting Stock of the holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Event.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and the equivalent investment grade rating from any replacement Rating Agency or Agencies appointed by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Moody’s and S&P; provided, that if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available, the Issuer shall appoint a replacement for such Rating Agency that is a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

“Ratings Event” means the Notes cease to be rated Investment Grade by each of the Rating Agencies on any day during the period (the “Trigger Period”) commencing on the date 60 days prior to the first public announcement by the Issuer of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended for so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by either of the Rating Agencies).

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the Board of Directors of such person.

8.                  Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

9.                  Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

10.              Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

11.              CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

12.              Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature
Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

PURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL TRIGGERING EVENT

To: Adobe Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Adobe Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay, _______________ an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such purchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be purchased plus interest accrued to, but excluding, the purchase date, except as provided in the Indenture.

Dated:

Signature

Principal amount to be purchased
(a multiple of $1,000):

Remaining principal amount
following such purchase:

(zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory

EXHIBIT D

[FORM OF NOTES DUE 2030]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

ADOBE INC.

2.300% Notes due 2030

No. 1	CUSIP No.: 00724P AD1
ISIN No.: US00724PAD15

$[●],000,000

ADOBE INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [●] MILLION DOLLARS on February 1, 2030.

Interest Payment Dates: February 1 and August 1 (each, an “Interest Payment Date”), commencing on August 1, 2020.

Interest Record Dates: January 15 and July 15 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

ADOBE INC.

By:
	Name:	John Murphy
	Title:	Executive Vice President and Chief Financial Officer

[Seal of Adobe Inc.]

Attest:

By:
	Name:	[●]
	Title:	[●]

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: February 3, 2020

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

ADOBE INC.

2.300% Notes due 2030

1.                  Interest.

Adobe Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from February 3, 2020. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing August 1, 2020. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.                  Paying Agent.

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3.                  Indenture; Defined Terms.

This Note is one of the 2.300% Notes due 2030 (the “Notes”) issued under an indenture dated as of January 25, 2010 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to an Officer’s Certificate dated February 3, 2020, issued pursuant to Section 2.01 and Section 2.03 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.                  Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5.                  Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6.                  Redemption.

Prior to November 1, 2029, the Issuer may at its option redeem any of the Notes at any time in whole or from time to time in part, each at a redemption price calculated by the Issuer equal to the greater of:

(i)            100% of the principal amount of the Notes to be redeemed; and

(ii)            the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (assuming that such Notes matured on November 1, 2029), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate (as defined below) plus 10 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after November 1, 2029, the Issuer may at its option redeem any of the Notes at any time in whole or from time to time in part, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, in each case, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, redemption date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming that the Notes matured on November 1, 2029) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes (assuming that the Notes matured on November 1, 2029).

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) BofA Securities, Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and a Primary Treasury Dealer (as defined below) selected by U.S. Bancorp Investments, Inc. (or their respective affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

Notice of any redemption will be mailed or sent at least 10 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by lot by the Depositary, in the case of Notes represented by a Global Note, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a Global Note.

7.                  Change of Control Triggering Event.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer shall have exercised its right to redeem the Notes as described above, the Issuer shall be required to make an offer to each Holder of Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that after giving effect to the purchase, any Notes that remain outstanding shall have a denomination of $2,000 and integral multiples of $1,000 above that amount.

Within 30 days following the date upon which the Change of Control Triggering Event has occurred or, at the Issuer’s option, prior to any Change of Control (as defined below), but after the public announcement of the transaction that constitutes or may constitute the Change of Control, except to the extent that the Issuer shall have exercised its right to redeem the Notes pursuant to Section 6 hereof, the Issuer shall mail or send a notice (a “Change of Control Offer”) to each Holder with a copy to the Trustee describing the transaction or transactions that constitute or may constitute a Change of Control Triggering Event and offering to purchase Notes on the date specified in the notice, which date will be no earlier than 30 days nor later than 60 days from the date such notice is mailed or sent (other than as may be required by law) (such date, the “Change of Control Payment Date”). The notice will, if mailed or sent prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date specified in the notice.

On the Change of Control Payment Date, the Issuer shall, to the extent lawful:

•	accept for payment all Notes or portions of the Notes properly tendered pursuant to the Change of Control Offer;
•	deposit with the paying agent prior to 10:00 a.m. New York City time an amount equal to the change of control payment in respect of all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; and
•	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an officer’s certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The Trustee shall promptly mail, or cause the paying agent to promptly mail, to each Holder of Notes so tendered the payment for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any.

The Issuer shall comply, to the extent applicable, with the requirements of Rule 14(e)-1 of the Exchange Act and any other securities laws or regulations in connection with the purchase of Notes pursuant to a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the terms described in the Notes, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations by virtue thereof.

Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Purchase Exercise Notice Upon a Change of Control Triggering Event” on the reverse of the Note completed, to the paying agent at the address specified in the notice, or transfer their Notes to the paying agent by book-entry transfer pursuant to the applicable procedures of DTC, prior to the close of business on the third business day prior to the Change of Control Payment Date.

The Issuer shall not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and such third party purchases all Notes properly tendered and not withdrawn under its offer.

In addition, the Issuer shall not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.

If Holders of not less than 95% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Issuer, or any third party making a Change of Control Offer in lieu of the Issuer, as described above, purchases all of the Notes validly tendered and not withdrawn by such Holders, the Issuer shall have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of Holders of record on a record date to receive interest on the relevant interest payment date).

For purposes of the Change of Control Offer provisions of the Notes, the following definitions are applicable:

“Change of Control” means the occurrence of any one of the following:

(a)               the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Issuer’s assets and the assets of the Issuer’s subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Issuer or one of its subsidiaries;

(b)               the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Issuer’s outstanding Voting Stock, measured by voting power rather than number of shares;

(c)               the Issuer consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Stock or the outstanding Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person immediately after giving effect to such transaction; or

(d)               the adoption of a plan relating to the Issuer’s liquidation or dissolution.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (a) the Issuer becomes a direct or indirect wholly owned subsidiary of a holding company and (b) immediately following that transaction, (1) the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Issuer’s Voting Stock immediately prior to that transaction or (2) no person or group is the beneficial owner, directly or indirectly, of more than a majority of the total voting power of the Voting Stock of the holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Event.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and the equivalent investment grade rating from any replacement Rating Agency or Agencies appointed by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Moody’s and S&P; provided, that if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available, the Issuer shall appoint a replacement for such Rating Agency that is a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

“Ratings Event” means the Notes cease to be rated Investment Grade by each of the Rating Agencies on any day during the period (the “Trigger Period”) commencing on the date 60 days prior to the first public announcement by the Issuer of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended for so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by either of the Rating Agencies).

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the Board of Directors of such person.

8.                  Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

9.                  Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

10.              Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

11.              CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

12.              Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

 (Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                     agent to transfer this Note on the books of the Issuer.

The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature
Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

PURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL TRIGGERING EVENT

To: Adobe Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Adobe Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay, _______________ an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such purchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be purchased plus interest accrued to, but excluding, the purchase date, except as provided in the Indenture.

Dated:

Signature

Principal amount to be purchased
(a multiple of $1,000):

Remaining principal amount
following such purchase:
(zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory